Derivative Financial Instruments and Risk Management Policies	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Derivative Financial Instruments and Risk Management Policies	Derivative financial instruments and risk management policies
The Telefónica Group is exposed to various financial market risks as a result of: (i) its ordinary business activity, (ii) debt incurred to finance its business, (iii) its investments in companies, and (iv) other financial instruments related to the above commitments.
The main market risks affecting the Group companies are as follows:
•Exchange rate risk: arises primarily from: (i) Telefónica’s international presence, through its investments and businesses in countries that use currencies other than the euro (primarily in Latin America, but also in the United Kingdom), (ii) debt denominated in currencies other than that of the country where the business is conducted or the home country of the company incurring such debt ,and (iii) for those trade receivables or payables in foreign currency related to the company with the transaction registered.
•Interest rate risk: arises primarily in connection with changes in interest rates affecting: (i) financial expenses on floating rate debt (or short-term debt likely to be renewed), due to changes in interest rates and (ii) the value of long-term liabilities at fixed interest rates.
•Share price risk: arises primarily from changes in the value of the equity investments (that may be bought, sold or otherwise involved in transactions), from changes in the value of derivatives associated with such investments, from changes in the value of treasury shares and from changes in the value of equity derivatives.
•Liquidity risk: arises due to a mismatch between financing needs (including operating and financial expenses, investment, debt redemptions and dividend commitments) and sources of finance (including revenues, divestments, credit lines from financial institutions and capital market transactions). The cost of finance could also be affected by movements in the credit spreads (over benchmark rates) demanded by lenders.
•Country risk: refers to the possible decline in the value of assets, cash flows generated or cash flows returned to the Parent company as a result of political, economic or social instability in the countries where the Telefónica Group operates, especially in Latin America.
•Credit risk: appears when a counterparty fails to meet or delays its payment obligations in accordance with the agreed terms, driving an impairment in an asset due to: (i) solvency issues, or (ii) no intention to pay.
Risk management
The Telefónica Group actively manages these risks through the use of derivatives (primarily on exchange rates, interest rates, credit, share prices and commodities) and by incurring debt in local currencies, where appropriate, with a view to optimize the financial cost and to stabilizing cash flows, the income statement and investments. In this way, it attempts to protect the Telefónica Group’s solvency, facilitate financial planning and take advantage of investment opportunities.
The Telefónica Group manages its exchange rate risk and interest rate risk in terms of net financial debt (including leases under IFRS 16) plus commitments as calculated by the Group. The Telefónica Group believes that these parameters are more appropriate to understand its debt position. Net financial debt and net financial debt plus commitments take into account the impact of the Group’s cash balance and cash equivalents including derivatives positions with a positive value linked to liabilities. Neither net financial debt nor net financial debt plus commitments as calculated by the Telefónica Group should be considered as a substitute for gross financial debt (the sum of current and non-current interest-bearing debt).
Exchange rate risk
The fundamental objective of the exchange rate risk management policy is that, in event of depreciation in foreign currencies relative to the euro, any potential losses in the value of the OIBDA generated by the businesses in such currencies, caused by depreciation in exchange rates of a foreign currency relative to the euro, are offset (to some extent) by savings from the reduction in the euro value of debt denominated in such currencies. This objective is also reflected on the decrease of the sensitivity to exchange rate variations of the net debt to OIBDA ratio, in order to protect the Group's solvency. The degree of exchange rate hedging varies depending on the type of investment and may easily and actively be adjusted. For transactions of purchase or sale of business in currencies other than euro, additional hedges can be made on the estimated prices of the transactions or on estimated cash flows and OIBDA.
At December 31, 2021, the net financial debt in Latin American currencies was equivalent to approximately 6,853 million euros (4,884 million euros in 2020). However, the Latin American currencies in which this debt is denominated is not distributed in proportion to the OIBDA generated in each currency. The future effectiveness of the strategy described above as an economic hedge of exchange rate risks therefore depends on which currencies depreciate relative to the euro.
Telefónica occasionally takes out dollar-denominated debt to hedge the euro-dollar intermediate component in the relation Euro-Latin American currencies, either in Spain (where such debt is associated with an investment as long as it is considered to be an effective hedge) or in the country itself, where the market for local currency financing or hedges may be inadequate or non-existent. At December 31, 2021, the Telefónica Group’s net financial debt denominated in dollars to hedge that component was equivalent to 418 million euros of asset position (202 million euros of asset position in 2020).
At December 31, 2021, net financial debt in pounds sterling was equivalent to 374 million euros (8,371 million euros at December 31, 2020). As a consequence of setting up in June 2021 of the joint venture VMED O2 UK (see Note 2), the previous objective of maintaining a debt in pounds sterling in the consolidated balance sheet of the Group of twice OIBDA has been modified, as a result of changing the consolidation of UK assets (VMED O2 UK is registered by equity method) and incorporating VMED O2 UK to leverage higher than the ratio of twice Debt OIBDA. The synthetic debt target denominated in pounds will be directly related to the flows that are expected to be repatriated from VMED O2 UK.
The Telefónica Group also manages exchange rate risk by seeking to reduce the negative impact of any exchange rate exposure on the income statement, as a result of transactions recognized on the statement of financial position sheet and highly probable transactions, regardless of whether there are open positions. Such open position exposure can arise for any of three reasons: (i) a thin market for local derivatives or difficulty in sourcing local currency finance which makes it impossible to arrange a low-cost hedge (as in Argentina and Venezuela), (ii) financing through intra-group loans, where the accounting treatment of exchange rate risk is different from that for financing through capital contributions, and (iii) as the result of a deliberate policy decision, to avoid the high cost of hedges that are not warranted by expectations or high risk of depreciation.
The main transactions that generate or may generate exchange rate risk (regardless of whether or not they have an impact on the income statement) are, among others, as follows: issues in currencies other than the functional currency of the Group company, highly probable transactions in other currencies, future cash inflows in other currencies, investments and divestments, provisions for collections or payments and collections in foreign currency, the actual value of the investments (subsidiaries) in currencies other than the euro.
In 2021, net foreign exchange results were obtained from the management of the exchange rate (excluding monetary correction) for a total negative net result of 0.2 million euros (negative net result of 26 million euros in 2020).
The following table illustrates the sensitivity of foreign currency gains and sensitivity losses and of equity to changes in exchange rates, where: a) in calculating the impact on the income statement, the exchange rate position affecting the income statement at the end of 2021 was considered constant during 2022; b) in calculating the impact on equity, only monetary items have been considered, namely debt and derivatives such as hedges of net investment and loans to subsidiaries related to the investment, breakdown of which is considered constant in 2022 and identical to that existing at the end of 2021. In both cases, Latin American currencies are assumed to change their value against the dollar and the rest of the currencies against the euro by 10%.

Millions of euros
Currency	Change	Impact on the consolidated income statement	Impact on consolidated equity
All currencies vs EUR	10%	(17)	(598)
USD vs EUR	10%	(1)	(56)
Other currencies vs EUR	10%	(12)	(51)
Latin American currencies vs USD	10%	(4)	(491)
All currencies vs EUR	(10%)	17	598
USD vs EUR	(10%)	1	56
Other currencies vs EUR	(10%)	12	51
Latin American currencies vs USD	(10%)	4	491
The Group’s monetary position in Venezuela at December 31, 2021 is a net asset position of 240 million Venezuelan digital bolivars equivalent to 13 million euros (109,774,609 million Venezuelan bolivars equivalent to 43 million euros at December 31, 2020). The net monetary position exposure in 2021 has been a debtor position, which led to a higher financial income of 24 million euros due to the effect of the monetary correction for inflation during the year (165 million euros in 2020).
Interest rate risk
The main objective of the interest rate risk management policy is to bring the Company's financing costs in line with the budget for financial expenses for the current year, as well as the current strategic plan. In accordance with this objective, Telefónica decided to actively adjust the exposure of its debt to interest rates, i.e., the amount of debt that would accrue interest at fixed rates and variable rates.
In order to meet this target, Telefónica mainly carried out the following:
    a) The interest rate of borrowings tied to a variable interest rate was set.
    b) Interest rate fluctuations of debt tied to a variable interest rate were reduced.
    c) Fixed rate debt instruments were converted into variable market rate debt instruments.
These transactions may be carried out against an existing underlying asset or those that are highly likely to take place in the future (for example, a highly probable future issue of debt).
The Telefónica Group’s financial expenses are exposed to changes in interest rates. In 2021 the Euro, Brazilian Real, British Pound and American Dollar were the short-term rates that accounted for most of the exposure. In nominal terms, at December 31, 2021, 88.0% of Telefónica’s net financial debt plus commitments was pegged to fixed interest rates for a period greater than one year, compared to 75.2% in 2020. Of the remaining 12.0% (net debt at floating rates or at fixed rates maturing within one year), no debt had interest rates bounded in a period over one year, versus 1.2 percentage points of net debt at floating rates or with fixed rates maturing within one year at December 31, 2020.
In addition, early retirement and Individual Suspension Plan liabilities (see Note 24) were discounted to present value over the year, based on the curve for instruments with very high credit quality. The increase in interest rates during the year has led to a decrease in the market value of these liabilities. However, this decrease was nearly completely offset by the decrease in the market value of the hedges on these positions.
Net financial expense accumulated per year (1,364 million euros) decreased by 194 million euros compared to 2020 due to the reduction of debt in European currencies (despite the increase in interest rates in Brazil and a higher level of debt denominated in Brazilian reals) as well as other non-recurrent positive effects.
To illustrate the sensitivity of the Company's net financial expense to fluctuations in short-term interest rates, on one hand a 100 basis point increase in interest rates in all currencies in which Telefónica has financial positions at December 31, 2021, and a 100 basis point decrease in all currencies has been assumed, and on the other hand a constant position equal to the position at year-end has been considered.
To calculate the sensitivity of equity to fluctuations in interest rates, on one hand a 100 basis point increase in interest rates in all currencies and in all periods on the yield curve in which Telefónica has financial positions at December 31, 2021, and a 100 basis point decrease in all currencies and all periods was assumed, and on the other hand only positions with cash flow hedges were considered, which are basically the only positions in which changes in market value due to interest rate fluctuations are recognized in equity.

Millions of euros
Change in basis points (bp)	Impact on consolidated income statement	Impact on consolidated equity
+100bp	(33)	(449)
-100bp	33	449
Share price risk
The Telefónica Group is exposed to changes in the value of equity investments, of derivatives associated with such investments, of convertible or exchangeable instruments issued by Telefónica Group, of share-based payments plans, of treasury shares and of equity derivatives over treasury shares.
According to the share-based payments plans (see Note 27), the shares to be delivered to employees under such plan may be either Telefónica S.A. treasury shares, acquired by itself or any of its Group companies; or newly issued shares. The possibility of delivering shares to beneficiaries of the plans in the future, implies a risk since there could be an obligation to hand over a maximum number of shares at the end of each phase, whose acquisition (in the event of acquisition in the market) in the future could imply a higher cash outflow than required on the start date of each phase if the share price is above the corresponding price on the phase start date. In the event that new shares are issued for delivery to the beneficiaries of the plan, there would be a dilutive effect for ordinary shareholders of Telefónica as a result of the higher number of shares delivered under such plan outstanding.
In 2018, the General Shareholder’s Meeting approved a Long-Term Incentive Plan allocated to Senior Executive Officers of the Telefónica Group consisting of the delivery of shares of Telefónica, S.A. This plan has a total duration of five years and is divided into three mutually exclusive cycles of three years each. Each of the cycles commenced, respectively, in January 2018, 2019 and 2020.The first of the three cycles (2018) matured on December 31, 2020 with a result of a delivery of shares to its participants in 2021. Additionally, the 2018 Shareholder’s Meeting approved a Global Employee Incentive Share Purchase Plan for shares of Telefónica, S.A. for the Employees of the Telefónica Group, which has delivered shares to its participants in 2021 (see Note 27). In 2021, the General Shareholder’s Meeting approved a new Long-Term Incentive Plan allocated to Senior Executive Officers of the Telefónica Group consisting of the delivery of shares of Telefónica, S.A. This plan has a total duration of five years and is divided into three mutually exclusive cycles of three years each. In January 2021 the first cycle commenced and the others will start, respectively, in January 2022 and 2023 (see Note 27).
To reduce the risk associated with variations in share price under these plans, Telefónica could acquire instruments that hedge the risk profile of some of these plans.
In addition, the Group may use part of the treasury shares of Telefónica, S.A. held at December 31, 2021 to cover shares deliverable under the outstanding Plans. The net asset value of the treasury shares could increase or decrease depending on variations in Telefónica, S.A.’s share price.
Liquidity risk
The Telefónica Group seeks to match the schedule for its debt maturity payments to its capacity to generate cash flows to meet these maturities, while allowing for some flexibility. In practice, this has been translated into two key principles:
1.The Telefónica Group’s average maturity of net financial debt is intended to stay above six years or be restored above that threshold in a reasonable period of time if it eventually falls below it. This principle is considered as a guideline when managing debt and access to credit markets, but not a rigid requirement. When calculating the average maturity for the net financial debt, a portion of the undrawn credit lines can be considered as offsetting the shorter debt maturities, and extension options on some financing facilities may be considered as exercised, for calculation purposes.
2.The Telefónica Group must be able to pay all commitments over the next 12 months without accessing new borrowing or tapping the capital markets (drawing upon firm credit lines arranged with banks), assuming budget projections are met.
At December 31, 2021, the average maturity of net financial debt (26,032 million euros) was 13.63 years (including undrawn committed credit facilities).
At December 31, 2021, financial liabilities (Note 18) and lease liabilities (Note 20) scheduled to mature in 2022 amounted to 7,005 and 1,679 million euros, respectively. These maturities are lower than the amount of funds available, calculated as the sum of: a) cash and cash equivalents and current financial assets; b) annual cash generation projected for 2022, and c) undrawn credit facilities arranged with banks whose original maturity is over one year (an aggregate of 11,791 million euros at December 31, 2021), providing flexibility to the Telefónica Group with regard to accessing capital or credit markets in the next two years. For a further description of the Telefónica Group’s liquidity and capital resources in 2021, see Note 18 and Appendix V.
Country risk
The Telefónica Group managed or mitigated country risk by pursuing two lines of action (in addition to its normal business practices):
1.Partly matching assets to liabilities (those not guaranteed by the Parent company) in the Telefónica Group’s Latin American companies such that any potential asset impairment would be accompanied by a reduction in liabilities; and
2.Repatriating funds generated in Latin America that are not required for the pursuit of new, profitable business development opportunities in the region.
Regarding the first point, at December 31, 2021, the Telefónica Group’s Latin American companies had net financial debt not guaranteed by the Parent company of 1,265 million euros, which represents 4.9% of net financial debt of the Group. Nevertheless, in certain countries, such as Venezuela, there is a net cash balance (instead of a net liability balance).
Regarding the net repatriation of funds to Spain, 1,087 million euros from Latin America companies have been received in 2021, of which 712 million euros was in the form of dividends.
Credit risk
The Telefónica Group trades in derivatives with creditworthy counterparties. Therefore, Telefónica, S.A. generally trades with credit entities whose “senior debt” ratings are of at least “A-” or in case of Spanish entities in line with the credit rating of the Kingdom of Spain. In Spain, where most of the Group’s derivatives portfolio is held, there are netting agreements with financial institutions, with debtor or creditor positions offset in case of bankruptcy, limiting the risk to the net position. In addition, the CDS (Credit Default Swap) of all the counterparties with which Telefónica, S.A. operates is monitored at all times in order to assess the maximum allowable CDS for operating at any given time. Transactions are generally only carried out with counterparties whose CDS is below the threshold.
Net CVA (CVA+DVA) or Credit Valuation Adjustment is the method used to measure credit risk for both counterparties and Telefónica in order to determine the fair value of the derivatives portfolio. This adjustment reflects the probability of default or the deterioration of the credit quality of both Telefónica and its counterparties. The simplified formula to calculate CVA is Expected Exposure times Probability of Default times Loss Given Default (LGD). In order to calculate these variables standard market practices are used.
At the same time, and in order to address the credit risk, Telefónica considers the use of CDS, novations, derivatives with break clauses and signing CSA's under certain conditions.
For other subsidiaries, particularly those in Latin America, assuming a stable sovereign rating provides a ceiling which is below “A”, trades are with local financial entities whose rating by local standards is considered to be of high creditworthiness.
Meanwhile, with credit risk arising from cash and cash equivalents, the Telefónica Group places its cash surpluses in high quality money-market assets. These placements are regulated by a general framework, revised annually. Counterparties are chosen according to criteria of liquidity, solvency and diversification based on the conditions of the market and countries where the Group operates. The general framework sets: the maximum amounts to be invested by counterparty based on its rating (long-term debt rating) and the instruments in which the surpluses may be invested (money-market instruments).

The Telefónica Group considers customer credit risk management as a key element to achieve its business and customer base growth targets in a sustainable way. This management approach relies on the active evaluation of the risk-reward balance within the commercial operations and on the adequate separation between the risk ownership and risk management functions.
Formal delegation of authority procedures and management practices are implemented in the different Group companies, taking into account benchmark risk management techniques, adapted to the local characteristics of each market. Commercial debtors that may cause a relevant impact on the Telefónica Group consolidated financial statements and increased risk profile products - due to customer target, term, channels or other commercial characteristics - are subject to specific management practices in order to mitigate the exposure to credit risk.
This customer credit risk management model is embedded in the day-to-day operational processes of the different companies, where the credit risk assessment guides both the product and services available for the different customers and the collection strategy.
The Telefónica Group’s maximum exposure to credit risk is initially represented by the carrying amounts of the financial assets and the guarantees given by the Telefónica Group.
Several Telefónica Group companies provide operating guarantees granted by external counterparties, which are offered during their normal commercial activity, in bids for licenses, permits and concessions, and spectrum acquisitions. At December 31, 2021, these guarantees amounted to approximately 6,192 million euros (5,080 million euros at December 31, 2020).
Capital management
Telefónica’s corporate finance department takes into consideration several factors for the evaluation of the Telefónica’s capital structure, with the aim of maintaining the solvency and creating value to the shareholders.
The corporate finance department estimates the cost of capital on a continuous basis through the monitoring of the financial markets and the application of standard industry approaches for calculating weighted average cost of capital, or WACC, so that it can be applied in the valuation of businesses in course and in the evaluation of investment projects. In addition, Telefónica also uses as reference net financial debt (excluding items of a non-recurring or exceptional nature) that allows for a comfortable investment grade credit rating as assigned by credit rating agencies, aiming at protecting credit solvency and making it compatible with alternative uses of cash flow that could arise at any time.
These general principles are refined by other considerations and the application of specific variables, such as country risk in the broadest sense, or the volatility in cash flows generation that are considered, when evaluating the financial structure of the Telefónica Group and its different areas.
Interest rate benchmark reform and associated risks
During 2020 a fundamental reform of major interest rate benchmarks was launched globally, including the replacement of some interbank offered rates (IBORs) with alternative nearly risk-free rates (referred to as ‘IBOR reform’). The Group has exposures to IBORs on its financial instruments that will be replaced or reformed as part of these market-wide initiatives, thus the Group anticipates that IBOR reform will impact its Risk Management Areas.
During 2020 the Group was exposed to the following interest rate benchmarks within its hedge accounting relationships, which were subject to interest rate reform: Libor USD, Libor GBP and Libor CHF. During 2021, the transition has been made to the new reference indices affected as of December 31, 2021, except for the USD Libor, whose transition will be made in June 2023.
Regarding to the Euribor, and according to the European Union Benchmarks Regulation, the Group expects that it will continue to exist as a benchmark rate for the foreseeable future.
The Group applies the amendments to IFRS 9 to those hedging relationships directly affected by IBOR reform, and therefore it assumes that the benchmark interest rate is not altered as a result of it. The detail of notional amounts of the hedging instruments in hedging relationships which are subject to the reform as of December 31, 2021 and December 31, 2020 is as follows:

	Gross notional in original currency (in millions)
Interest rate index/Tenor	2021	2020
USD Libor 3M	35,140	39,048
GBP Libor 3M	n.a.	2,200
CHF Libor 3M	n.a.	300
USD Libor 1M	—	150
USD Libor 6M	140	140
n.a.: not applicable.
The Corporate Finance department leads a working team to manage the transition in the Group. It closely monitors the market and the outputs from the industry, including announcements by the IBOR regulators on the discontinuation dates of current IBORs, which have recently undergone changes.
Another relevant aspect of the reform is the need to incorporate substitute indexes (known as fallbacks) of the reference rates used into the contracts. In order to incorporate these substitute indexes into the contracts, The Group has decided not to adhere to the ISDA Protocol and has negotiated bilateral contracts with each affected counterparty during 2021.
The Group will continue to apply the amendments of IFRS 9 until the uncertainty arising from the benchmark interest rate reforms with respect to the timing and amount of the underlying cash-flows to which the Group is exposed ends.
In relation to the benchmark interest rate reform, IFRS regulations have incorporated information requirements on the exposure of entities to benchmark interest rates in the process of transition at the close of financial year 2021.
At December 31, 2021 the book value of assets referenced to USD Libor rates amounts to 333 million euros and the book value of financial liabilities including lease liabilities referenced to USD Libor rates amounts to 661 million euros.
Derivatives policy
At December 31, 2021, the nominal value of outstanding derivatives with external counterparties amounted to 84,794 million euros equivalent, a 22% decrease from December 31, 2020 (109,267 million euros equivalent). This figure is inflated by the use in some cases of several levels of derivatives applied to the nominal value of a single underlying liability. For example, a foreign currency loan can be hedged into floating rate, and then each interest rate period can be fixed using a fixed rate hedge, or FRA (forward rate agreement) The high volume is also due to the fact that when a derivative transaction is canceled, the company may either cancel the derivative or take the opposite position, which cancels out the variability thereof. The second option is usually chosen in order to cut costs. Even using such techniques to reduce the position, it is still necessary to take extreme care in the use of derivatives to avoid potential problems arising through error or a failure to understand the real position and its associated risks.
The main principles in the management of derivatives are detailed below:
1) Derivatives based on a clearly identified hedged items.
Telefónica’s derivatives policy emphasizes the following points:
•Acceptable underlyings include assets and liabilities, profits, revenues and cash flows in either a company’s functional currency or another currency. These flows can be contractual (debt and interest payments, settlement of foreign currency payables, etc.), reasonably certain or foreseeable (PP&E purchases, future debt issues, commercial paper programs, etc.). The acceptability of an underlying asset in the above cases does not depend on whether it complies with accounting rules requirements for hedge accounting, as is required in the case of certain intra-group transactions, for instance. Parent company investments in subsidiaries with functional currencies other than the euro also qualify as acceptable underlying assets.
•Economic hedges are hedges that have a designated underlying asset and that, under certain circumstances, may offset the changes in the value of the underlying asset. These economic hedges may not always meet the requirements to be treated as hedges for accounting purposes. The decision to arrange these hedges if they do not meet certain requirements will depend on the marginal impact on the income statement and, therefore, on how far this may compromise the goal of having a stable income statement. In any case, the changes are recognized in the income statement.
2) Matching of the hedged item to one side of the derivative.
This matching basically applies to foreign currency debt and derivatives hedging foreign currency payments by Telefónica Group subsidiaries. The aim is to eliminate the risk arising from changes in foreign currency interest rates. Nonetheless, even when the aim is to achieve perfect hedging for all cash flows, the lack of liquidity in certain markets, especially in Latin American currencies, has meant that historically there have been mismatches between the terms of the hedges and those of the debts they are meant to hedge. The Telefónica Group intends to reduce these mismatches, provided that doing so does not involve disproportionate costs. In this regard, if adjustment does prove too costly, the financial timing of the underlying asset in foreign currency will be modified in order to minimize interest rate risk in foreign currency.
In certain cases, the timing of the underlying as defined for derivative purposes may not be exactly the same as the timing of the contractual underlying.
3) Matching the company contracting the derivative and the company that owns the hedged item.
Generally, the aim is to ensure that the hedging derivative and the hedged asset or liability belong to the same company. Sometimes, however, the holding companies (Telefónica, S.A. and Telefónica Latinoamérica Holding, S.L.) have arranged hedges on behalf of a subsidiary that owns the underlying asset. The main reasons for separating the hedge and the underlying asset were possible differences in the legal validity of local and international hedges (as a result of unforeseen legal changes) and the different credit ratings of the counterparties (of the Telefónica Group companies as well as those of the banks).
4) Ability to measure the derivative’s fair value using the valuation systems available to the Telefónica Group.
Telefónica uses several tools to evaluate and manage the risk involved in derivatives and debt. These tools most notably include the Kondor+ system, licensed by Reuters, and the Calypso system, both extensively used among various financial institutions, as well as the specialized libraries in the MBRM financial calculation, both of which are widespread throughout the market and have shown proven reliability. In order to perform these calculations, customary market techniques are used when configuring the calculation methods, and information from money market curves is used on a daily basis as market inputs (swaps, depos, FRA, etc.) for interest rates, official fixings for exchange rates and the interest rates and volatility matrices for interest and exchange rates that are listed in the multi-contributor systems, Reuters and Bloomberg. For those yield curves that are less liquid or whose prices published in Reuters and Bloomberg are considered not to adequately reflect the market situation, these curves will be requested from relevant banks in these markets.
5) Sale of options only when there is an underlying exposure.
Telefónica considers the sale of options when: i) there is an underlying exposure (on the consolidated statement of financial position or associated with a highly probable cash outflow) that would offset the potential loss for the year if the counterparty exercised the option. This exposure does not have to be treated as a purchased option, but rather it can be another type of hedged item (in these cases, hedge accounting does not apply since this hedging instrument does not meet the criteria required by accounting standards to treat the sale of options as hedging instruments), or ii) the option is part of a structure in which another derivative offsets any loss. The sale of options is also permitted in option structures where, at the moment they are taken out, the net premium is either positive or zero.
For instance, it would be possible to sell short-term options on interest rate swaps that entitle the counterparty to receive a certain fixed interest rate, below the level prevailing at the time the option was sold. This would mean that if rates fell and the counterparty exercised its option, the Group would swap part of its debt from floating rate to a lower fixed rate, having received a premium.
6) Hedge accounting.
The main risks that may qualify for hedge accounting are as follows:
•Variations in market interest rates (either money-market rates, credit spreads or both) that affect the value of the underlying asset or the measurement of the cash flows.
•Variations in exchange rates that change the value of the underlying asset in the company’s functional currency and affect the measurement of the cash flow in the functional currency.
•Variations in the valuation of any financial asset, particularly shares of companies included in the portfolio of “Equity instruments”.
•Variations in the price of commodities related to contracts that the Group has with third parties.
Regarding the underlying:
•Hedges can cover all or part of the value of the underlying.
•The risk to be hedged can be for the whole period of the transaction or for only part of the period.
•The underlying may be a highly probable future transaction, or a contractual underlying (loan, foreign currency payment, investment, financial asset, etc.) or a combination of both that defines an underlying with a longer term.
The main coverage instruments used are:
•Forwards / NDF: they are used mainly for exchange rate hedges related to commercial positions in foreign currency. They can also be used to hedge financing in foreign currency and net investment hedge in foreign currency.
•Exchange Rate Options: in some cases, this type of instruments can be used linked to future CapEx and OpEx operations and investments and divestments in foreign currency.
•Spots: for purchases and sales of currencies that are made same day value or two days’ value. Generally used for operational needs or for divestments of operations in foreign currency.
•Currency swaps: this type of transaction is generally executed to hedge bonds issuance or loans issued in foreign currency or net investment hedge.
•Interest Swaps / Interest Rate Options: these instruments are used to manage the interest rate of the debt portfolio. Their use of them is ruled by the Financial Expenses Budget with the objective of its fulfillment. Both the volume to be contracted and the maturity of these products are determined by the underlying assets to be hedged.
It is possible that in several markets the maturity, as well as the low liquidity, does not allow to contract a "perfect” hedge, but this circumstance will have to be analyzed case by case.
•CDS: in order to manage the counterparty credit risk or CVA / DVA, CDS operations can be arranged to mitigate this risk.
•Derivatives of Commodities: supporting the business lines that may need it and always hedging the commercial risks of the signed contracts. They would be settled by differences, this is, in a non-deliverable format.
•Equity Derivatives: these are derivatives that address strategic decisions or hedging needs, either to hedge future investments or hedge existing risks. They protect Telefónica from the potential appreciation or depreciation in the price of the shares they hold as underlying.
Between the hedged item and the hedging instrument there is an economic relationship, this is, in general terms they move in opposite directions due to the same risk or risk covered. In other words, there must be an expectation that the value of the hedging instrument and the value of the hedged item will change systematically in opposite directions in response to the movements of one of the following elements:
•the same underlying item; or
•Underlying items that are economically related in such sense that they respond similarly to the risk that is being hedged.
Depending on the complexity of the hedge relationship and the way in which the hedge has been structured, a quantitative or qualitative analysis will have to be performed to demonstrate that there is an economic relationship between the hedged item and the hedging instrument.
This may on occasion mean that the hedging instruments have longer terms than the related contractual underlying. This happens when the Telefónica Group enters into long-term swaps, caps or collars to protect the Group against interest rate increases that may raise the financial expense of its promissory notes, commercial paper and some floating rate loans which mature earlier than their hedges. These floating rate financing programs are highly likely to be renewed and Telefónica commits to this by defining the underlying asset in a more general way as a floating rate financing program whose term coincides with the maturity of the hedge. In those cases in which the underlying assets representing the risk hedged are canceled or refinanced early, and if there is an open risk with similar characteristics as the underlying asset that was canceled or refinanced early, either because there is new financing or because there is an underlying asset with similar characteristics and risk profile, the hedge may remain in force with the derivatives assigned thereto and the risk will be subject to the hedge arranged in the aforementioned refinancing. When either of these situations occurs, the effectiveness of the hedge will be reviewed taking into account the new situation.
There can be three types of hedges:
•Fair value hedges.
•Cash flow hedges. Such hedges can be set at any value of the risk to be hedged (interest rates, exchange rates, etc.) or for a defined range (interest rates between 2% and 4%, above 4%, etc.). In this last case, the hedging instrument used is options.
•Hedges of net investment in consolidated foreign subsidiaries. Generally, such hedges are arranged by Telefónica S.A. and other Telefónica holding companies. Wherever possible, these hedges are implemented through real debt in foreign currency. Often, however, this is not always possible as many Latin American currencies are non-convertible, making it impossible for non-resident companies to issue local currency debt. It may also be that, due to the debt market deepness, the debt in the currency concerned is not enough to accommodate the required hedge, or that an acquisition is made in cash with no need for market financing. In these circumstances derivatives either forwards or cross-currency swaps are mainly used to hedge the net investment.

When using options, forwards or cross-currency swaps as hedging instruments, the exclusion of the time value of the option, the element at maturity of the forward and the currency spread of the cross-currency swap of the hedging relationship are evaluated on a case by case basis, in order to be treated as hedge costs.
Hedges can comprise a combination of different derivatives.
Management of accounting hedges is not static, and the hedging relationship may change before maturity. The interruption of the hedge accounting is possible within the framework of the management of financial risks and described in the internal document of “financial risks management and hedging strategy under IFRS 9”. To gauge the efficiency of transactions defined as accounting hedges, the Group analyzes the extent to which the changes in the fair value or in the cash flows attributable to the hedged item would offset the changes in fair value or cash flows attributable to the hedged risk using a linear regression model prospectively. To evaluate the effectiveness of hedges, under IFRS 9, there is no numerical range under which it is accepted that a hedge is effective and hence the hedge accounting standards are applicable. Therefore, Telefónica considers that if there is an economic relationship, not dominated by changes in credit risk and if the appropriate hedging rationale has been designated, the requirements for effectiveness are met. However, at the moment when ineffectiveness arises, Telefónica will evaluate whether there is still an economic relationship or whether the designated hedging rationale is appropriate.
The possible sources of ineffectiveness that Telefónica can have when designing a hedging relationship and that will be considered when establishing the hedging rationale are:
•The hedging instrument and the hedged item have different maturity dates, initial dates, contract dates, repricing dates, etc.
•The hedging instrument starts with initial value and a financing effect is produced.
•When the underlying items have different sensitivity and are not homogeneous, for example EURIBOR 3M versus EURIBOR 6M.
The main guiding principles for risk management are laid down by Telefónica’s Finance Department and implemented by the company financial officers (who are responsible for balancing the interests of each company and those of the Telefónica Group). The Corporate Finance Department may allow exceptions to this policy where these can be justified, normally when the market is too thin for the volume of transactions required or on clearly limited and small risks. New companies joining the Telefónica Group as a result of mergers or acquisitions may also need time to adapt.
7) Cancellation of derivatives.
When a derivative transaction is canceled, the company may:
•Cancel the derivative and pay its market value.
•Take the opposite position which cancels out the variability thereof, if cancellation costs are high or if it is recommended for operating or business reasons.
The breakdown of the financial results recognized in 2021, 2020 and 2019 is as follows:

Millions of euros	2021	2020	2019
Interest income	191	185	291
Dividends received	14	12	15
Other financial income	174	159	120
Subtotal	379	356	426
Changes in fair value of asset derivatives at fair value through profit or loss	132	255	353
Changes in fair value of liability derivatives at fair value through profit or loss	(24)	(507)	(376)
Changes in the fair value of debt instruments and other assets at fair value to profit or loss	—	(3)	(3)
(Loss)/Gain on fair value hedges	(517)	563	604
Gain/(loss) on adjustment to items hedged by fair value hedges	527	(525)	(540)
Subtotal	118	(217)	38
Interest expenses	(1,290)	(1,320)	(1,690)
Financial expenses on lease liabilities (see Note 20)	(274)	(193)	(213)
Ineffective portion of cash flow hedges	(41)	45	(20)
Accretion of provisions and other liabilities	(169)	(280)	(334)
Other financial expenses	(137)	(131)	(160)
Subtotal	(1,911)	(1,879)	(2,417)
Net finance costs excluding foreign exchange differences and hyperinflation adjustments	(1,414)	(1,740)	(1,953)

"Other financial income" in 2021 included 90 million euros corresponding to the default interest as a result of the final decisions in favor of Telefónica Brazil about the right to deduct the ICMS from the calculation basis of PIS/COFINS (85 million euros in 2020, see Notes 12 and 25).
The impact of hyperinflation on the net monetary position of the Group’s subsidiaries in Argentina amounted to 25 million euros in 2021 (43 million euros in 2020 and 42 million euros in 2019) and is recorded under Exchange differences in the consolidated income statement.

Evolution of derivative instruments

The movement of the net position of derivatives during the years ended December 31, 2021 and December 31, 2020 is as follows:

Millions of euros	Movement in 2021	Movement in 2020
Opening balance of assets/(liabilities)	13	1,948
Financing payments	34	139
Financing proceeds	89	(1,119)
Interest (proceeds)/payments	(91)	(549)
Other (proceeds)/payments	(31)	(11)
Fair value adjustments through other comprehensive income	1,733	(870)
Movements with counterparty in the income statement	(538)	638
Translation differences	393	(170)
Other movements	(29)	7
Closing balance of assets/(liabilities)	1,573	13

The variation in 2021 represents an increase of 1,560 million euros of asset (increase of 1,935 million euros of liability in 2020) mainly due to the increase in dollar and euro interest rates and the evolution of the EUR/USD exchange rate. These variations are mostly by a similar impact and in the opposite direction in the hedge accounting of the different issuances and loans in dollar and euro currency of the Telefónica Group.
Net financial debt as of December 31, 2021 includes a positive value of the derivatives portfolio for a net amount of 1,573 million euros (see Note 2). This amount includes a positive value of 188 million euros due to hedges (cross currency swaps) to transfer financial debt issued in foreign currency to local currency (a negative value of 557 million euros at December 31, 2020).

The calculation of the fair values of the Telefónica Group’s debt instruments required an estimate, for each currency and counterparty, of a credit spread curve using the prices of the Group’s bonds and credit derivatives.
The derivatives portfolio was measured through the techniques and models normally used in the market, based on money market curves and volatility prices available in the markets. Additionally, the credit valuation adjustment or net CVA per counterparty (CVA+DVA) is calculated on that measurement as the method used to measure the credit risks of the counterparties and also Telefónica for the purpose of adjusting the fair value valuation of the derivatives. This adjustment reflects the possibility of bankruptcy or credit rating impairment of the counterparty and Telefónica.
Derivatives arranged by the Group at December 31, 2021 are detailed in Appendix IV.
The breakdown of Telefónica’s hedges and other derivative instruments at December 31, 2021 and December 31, 2020, their fair value at year-end and the expected maturity schedule is as set forth in the table below:

December 31, 2021
	Notional amount - Maturities (*)					Book value of the derivative and no-derivative instruments (**)
Millions of euros	2022	2023	2024	Later	Total	Non-current asset	Current asset	Non-current liabilities	Current liabilities	Total
Derivative instruments of accounting hedges	(5,020)	(904)	98	8,805	2,979	(2,301)	(908)	1,438	232	(1,539)
Interest rate risk	63	(801)	(1)	(2,860)	(3,599)	(914)	(480)	22	4	(1,368)
Cash flow hedges	64	—	—	1,060	1,124	(24)	(11)	11	4	(20)
Fair value hedges	(1)	(801)	(1)	(3,920)	(4,723)	(890)	(469)	11	—	(1,348)
Exchange rate risk	(5,021)	26	19	8,824	3,848	(1,245)	(131)	1,124	228	(24)
Cash flow hedges	318	32	19	8,824	9,193	(1,245)	(102)	1,124	95	(128)
Fair value hedges	209	(6)	—	—	203	—	(28)	—	18	(10)
Net investments hedges	(5,548)	—	—	—	(5,548)	—	(1)	—	115	114
Interest rate and exchange rate risk	(62)	(129)	80	2,841	2,730	(142)	(297)	292	—	(147)
Cash flow hedges	189	118	80	2,841	3,228	(97)	(104)	292	—	91
Fair value hedges	(251)	(247)	—	—	(498)	(45)	(193)	—	—	(238)
Undesignated derivatives	(1,254)	(1,187)	(303)	(1,238)	(3,982)	(471)	(87)	397	127	(34)
Other derivatives of interest rate	(963)	(1,283)	(303)	(1,238)	(3,787)	(244)	(55)	170	8	(121)
Other derivatives of exchange rate	(740)	(370)	—	—	(1,110)	(214)	(23)	142	101	6
Other derivatives	449	466	—	—	915	(13)	(9)	85	18	81
Total derivative instruments	(6,274)	(2,091)	(205)	7,567	(1,003)	(2,772)	(995)	1,835	359	(1,573)
No derivatives instruments of accounting hedges (***)	—	—	133	—	133	—	—	132	—	132
Exchange rate risk	—	—	133	—	133	—	—	132	—	132
Fair value hedges	—	—	—	—	—	—	—	—	—	—
Net investments hedges	—	—	133	—	133	—	—	132	—	132
(*) For interest rate hedges, the positive amount is in terms of fixed “payment.” For foreign currency hedges, a positive amount means payment in functional vs. foreign currency.
(**) Positive amounts indicate payables.
(***) Of the hedging instruments that are not derivatives,132 million euros correspond to "Loans and other debts"" (see Note 18).

December 31, 2020
	Notional amount - Maturities (*)					Book value of the derivative and no-derivative instruments (**)
Millions of euros	2021	2022	2023	Later	Total	Non-current asset	Current asset	Non-current liabilities	Current liabilities	Total
Derivative instruments of accounting hedges	(5,576)	415	(679)	8,205	2,365	(2,958)	(827)	3,459	196	(130)
Interest rate risk	(348)	(491)	(801)	(2,667)	(4,307)	(1,196)	(524)	79	6	(1,635)
Cash flow hedges	1	67	—	994	1,062	(2)	(3)	69	6	70
Fair value hedges	(349)	(558)	(801)	(3,661)	(5,369)	(1,194)	(521)	10	—	(1,705)
Exchange rate risk	(5,362)	717	—	8,242	3,597	(1,361)	(162)	2,607	147	1,231
Cash flow hedges	848	711	—	8,242	9,801	(1,361)	(91)	2,607	72	1,227
Fair value hedges	144	6	—	—	150	—	(6)	—	9	3
Net investments hedges	(6,354)	—	—	—	(6,354)	—	(65)	—	66	1
Interest rate and exchange rate risk	134	189	122	2,630	3,075	(401)	(141)	773	43	274
Cash flow hedges	247	189	668	2,630	3,734	(232)	(93)	748	2	425
Fair value hedges	(113)	—	(546)	—	(659)	(169)	(48)	25	41	(151)
Undesignated derivatives	(7,382)	(519)	(258)	(1,541)	(9,700)	(708)	(383)	709	499	117
Other derivatives of interest rate	(4,287)	(673)	(258)	(1,541)	(6,759)	(629)	(141)	625	2	(143)
Other derivatives of exchange rate	(3,856)	—	—	—	(3,856)	(79)	(240)	84	239	4
Other derivatives	761	154	—	—	915	—	(2)	—	258	256
Total derivative instruments	(12,958)	(104)	(937)	6,664	(7,335)	(3,666)	(1,210)	4,168	695	(13)
No derivatives instruments of accounting hedges (***)	—	—	—	680	680	—	—	705	—	705
Exchange rate risk	—	—	—	680	680	—	—	705	—	705
Fair value hedges	—	—	—	—	—	—	—	—	—	—
Net investments hedges	—	—	—	680	680	—	—	705	—	705
(*) For interest rate hedges, the positive amount is in terms of fixed “payment.” For foreign currency hedges, a positive amount means payment in functional vs. foreign currency.
(**) Positive amounts indicate payables.
(***) Of the hedging instruments that are not derivatives, 122 million euros correspond to "Loans and other debts" and 583 million euros to "Obligations and bonds" (see Note 18).

The detail of hedged items by fair value hedges at December 31, 2021 and December 31, 2020 are as follows:

December 31, 2021
	Hedged items carrying amount				Accumulated amount in the hedged item adjusted by fair value hedge (*)
Millions of euros	Interest rate risk	Exchange rate risk	Interest rate and exchange rate risk	Total	Interest rate risk	Exchange rate risk	Interest rate and exchange rate risk	Total	Of which: accumulated amount of any hedge item that have cesased to be adjusted for gains and losses
Assets	—	226	—	226	—	4	—	4	—
Financial assets and other non-current assets	—	101	—	101	—	1	—	1	—
Receivables and other current assets	—	106	—	106	—	3	—	3	—
Other heading of assets	—	19	—	19	—	—	—	—	—
Liabilities	6,101	1,437	2,460	9,998	1,322	(23)	390	1,689	63
Non-current financial liabilities	5,987	558	1,919	8,464	1,309	—	195	1,504	52
Non-current lease liabilities	31	—	—	31	(2)	—	—	(2)	—
Payables and other non-current liabilities	—	55	—	55	—	(3)	—	(3)	—
Current financial liabilities	83	—	541	624	15	—	195	210	16
Payables and other current liabilities	—	824	—	824	—	(20)	—	(20)	(5)
(*) Accumulated amount adjusted by fair value hedge is shown with negative sign when it reduces the value (lowest liability or lowest asset) and vice versa.

December 31, 2020
	Hedged items carrying amount				Accumulated amount in the hedged item adjusted by fair value hedge (*)
Millions of euros	Interest rate risk	Exchange rate risk	Interest rate and exchange rate risk	Total	Interest rate risk	Exchange rate risk	Interest rate and exchange rate risk	Total	Of which: accumulated amount of any hedge item that have cesased to be adjusted for gains and losses
Assets	—	220	—	220	—	(6)	—	(6)	—
Financial assets and other non-current assets	—	82	—	82	—	(1)	—	(1)	—
Receivables and other current assets	—	132	—	132	—	(5)	—	(5)	—
Other heading of assets	—	6	—	6	—	—	—	—	—
Liabilities	6,888	1,320	2,985	11,193	1,663	9	386	2,058	71
Non-current financial liabilities	6,656	787	2,748	10,191	1,660	—	373	2,033	70
Non-current lease liabilities	—	59	—	59	—	—	—	—	—
Payables and other non-current liabilities	4	28	—	32	—	2	—	2	—
Current financial liabilities	228	11	237	476	3	—	13	16	5
Payables and other current liabilities	—	435	—	435	—	7	—	7	(4)
(*) Accumulated amount adjusted by fair value hedge is shown with negative sign when it reduces the value (lowest liability or lowest asset) and vice versa.
The evolutions of hedges in equity at December 31, 2021 and December 31, 2020 are as follows:

	Derivative instruments				No derivative instruments	Total Gross amount	Tax effect	Total hedges in equity
	Gains (losses) of cash flow hedges			Derivatives - Net investment hedges	No Derivatives - Net investment hedges
Millions of euros	Interest rate risk	Exchange rate risk	Exchange rate and interest rate risks
Balance at 12/31/2020	(154)	(443)	(523)	2,061	—	941	(295)	646
Changes in the fair value registered in equity	34	1,473	445	(353)	(5)	1,594	(396)	1,198
Transfer to the initial value of hedged item	—	(1)	(1)	—	—	(2)	1	(1)
Transfer to the income statement of the period - the hedged future cash flows are no longer expected to happen	—	—	—	—	—	—	—	—
Transfer to the income statement of the period - the hedged item has affected profit or loss	48	(782)	(188)	(962)	—	(1,884)	478	(1,406)
Total translation differences	2	—	(3)	—	—	(1)	1	—
Other movements	—	—	—	(41)	—	(41)	41	—
Balance at 12/31/2021	(70)	247	(270)	705	(5)	607	(170)	437
Amounts remaining in equity for continuing hedges	(7)	211	(184)	705	(5)	720
Amounts remaining in equity from any hedging relationship for which hedge accounting is no longer applied	(63)	36	(86)	—	—	(113)
Balance at 12/31/2021	(70)	247	(270)	705	(5)	607

The total amount of "Transfer to the income statements of the period - the hedged item has affected profit or loss" has impacted in financial results, reported under "Interest expenses" amounted to +72 million euros (+116 million euros in 2020), see detail of "Net finance costs excluding foreign exchange differences and hyperinflation adjustments" in this note, and in exchange differences amounted to +873 million euros (-1,093 million euros in 2020).

	Derivative instruments				No derivative instruments	Total Gross amount	Tax effect	Total hedges in equity
	Gains (losses) of cash flow hedges			Derivatives - Net investment hedges	No Derivatives - Net investment hedges
Millions of euros	Interest rate risk	Exchange rate risk	Exchange rate and interest rate risks
Balance at 12/31/2019	(148)	(156)	(310)	1,349	(6)	729	(227)	502
Changes in the fair value registered in equity	(71)	(923)	(476)	713	6	(751)	180	(571)
Transfer to the initial value of hedged item	3	(1)	(4)	—	—	(2)	1	(1)
Transfer to the income statement of the period - the hedged future cash flows are no longer expected to happen	—	—	—	—	—	—	—	—
Transfer to the income statement of the period - the hedged item has affected profit or loss	67	633	267	—	—	967	(249)	718
Total translation differences	(1)	—	—	(1)	—	(2)	—	(2)
Other movements	(4)	4	—	—	—	—	—	—
Balance at 12/31/2020	(154)	(443)	(523)	2,061	—	941	(295)	646
Amounts remaining in equity for continuing hedges	(68)	(478)	(433)	2,061	—	1,082
Amounts remaining in equity from any hedging relationship for which hedge accounting is no longer applied	(86)	35	(90)	—	—	(141)
Balance at 12/31/2020	(154)	(443)	(523)	2,061	—	941
The evolution of cost of hedging in equity in 2021 and 2020 are as follows:

	Exchange rate risk	Total gross amount	Tax effect	Total cost of hedging in equity
	Forward element /CBS
Millions of euros	A time - period related hedge item
Balance at 12/31/2019	31	31	(7)	24
Changes in the fair value registered in equity	(98)	(98)	24	(74)
Transfer to the income statement of the period - the hedged item has affected profit or loss	(8)	(8)	2	(6)
Balance at 12/31/2020	(75)	(75)	19	(56)
Changes in the fair value registered in equity	128	128	(32)	96
Transfer to the income statement of the period - the hedged item has affected profit or loss	(10)	(10)	2	(8)
Balance at 12/31/2021	43	43	(11)	32
The details of the ineffective portion of accounting hedges with impact on the income statement in 2021 and 2020 are as follows:

2021
Millions of euros	Changes in fair value of the hedging instrument	Changes in the fair value of hedges item for the hedged risk	Ineffective portion hedged registered in the income statement
Interest rate risk	(142)	(143)	1
Cash flow hedges	8	7	1
Fair value hedges	(150)	(150)	—
Exchange rate risk	960	994	(34)
Cash flow hedges	1,510	1,544	(34)
Net investment hedges	(550)	(550)	—
Interest rate and exchange rate risk	412	418	(6)
Cash flow hedges	412	418	(6)
Total	1,230	1,269	(39)

2020
Millions of euros	Changes in fair value of the hedging instrument	Changes in the fair value of hedges item for the hedged risk	Ineffective portion hedged registered in the income statement
Interest rate risk	289	288	1
Cash flow hedges	(22)	(23)	1
Fair value hedges	311	311	—
Exchange rate risk	(461)	(508)	47
Cash flow hedges	(917)	(964)	47
Net investment hedges	456	456	—
Interest rate and exchange rate risk	(238)	(234)	(4)
Cash flow hedges	(238)	(234)	(4)
Total	(410)	(454)	44